UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2020

ESSENTIAL UTILITIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 13, 2020, Essential Utilities, Inc. (the “Company”) priced an offering (the “Offering”) of (i) $500,000,000 2.704% Senior Notes due 2030 (the “2030 Notes”) and (ii) $600,000,000 3.351% Senior Notes due 2050 (the “2050 Notes” and, together with the 2030 Notes, the “Notes”). In connection with the Offering, the Company entered into an underwriting agreement, dated April 13, 2020 (the “Underwriting Agreement”), with PNC Capital Markets LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report and incorporated herein by reference.

The Offering closed on April 15, 2020. The Notes were issued and sold in a registered public offering pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-223306), including a prospectus supplement dated April 13, 2020 to the prospectus contained therein dated February 28, 2018, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Indenture

The Notes were issued pursuant to the indenture, dated as of April 23, 2019 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of April 23, 2019 (the “First Supplemental Indenture”), and the Fourth Supplemental Indenture, dated as of April 15, 2020 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and First Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank N.A., as trustee. The 2030 Notes will bear interest at a rate of 2.704% per annum and the 2050 Notes will bear interest at a rate of 3.351% per annum. Interest on the 2030 Notes will be payable semi-annually on April 15 and October 15 of each year, commencing on October 15, 2020. Interest on the 2050 Notes will be payable semi-annually on April 15 and October 15 of each year, commencing on October 15, 2020. The 2030 Notes will mature on April 15, 2030 and the 2050 Notes will mature on April 15, 2050.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of any series of Notes then outstanding may declare the unpaid principal of such series of Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will become due and payable.

Upon at least 10 but no more than 60 days’ notice to holders of any series of Notes, the Company may redeem such series of Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include a make-whole premium, plus accrued and unpaid interest, in each case as specified in the Indenture. However, no make-whole premium will be included in the redemption prices for any redemptions of (i) the 2030 Notes on or after January 15, 2030 and (ii) the 2050 Notes on or after October 15, 2049.

The descriptions of the Indenture and the Notes contained herein are qualified in their entirety by reference to the Base Indenture, the First Supplemental Indenture and the Fourth Supplemental Indenture (including the forms of global notes for the Notes) filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report and are incorporated herein by reference as though each were fully set forth herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The Company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from the statements contained in this Current Report. Such forward-looking statements include, but are not limited to statements relating to the capital to be invested by the water, wastewater, and gas distribution divisions of the Company and statements relating to the anticipated impact of COVID-19 or the measures to be implemented by the Company as a result of COVID-19. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including, without limitation, disruptions in the global economy, the spread of the COVID-19 virus resulting in business disruptions, and other factors discussed in this Current Report on Form 8-K and in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2020, our Current Report on Form 8-K, which was filed with the SEC on April 13, 2020 and our Current Report on Form 8-K/A, which was filed with the SEC on April 13, 2020. For more information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s annual, quarterly and other SEC filings. The Company is not under any obligation - and expressly disclaims any such obligation - to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

1.1

Underwriting Agreement, dated April 13, 2020, among Essential Utilities, Inc. and PNC Capital Markets LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Indenture, dated as of April 23, 2019, between Aqua America, Inc. and U.S. Bank N.A., as trustee (previously filed as Exhibit 4.4 to the Company’s current report on Form 8-K filed April 23, 2019).

4.2

First Supplemental Indenture, dated as of April 23, 2019, between Aqua America, Inc. and U.S. Bank N.A., as trustee (previously filed as Exhibit 4.5 to the Company’s current report on Form 8-K filed April 23, 2019).

4.3	Fourth Supplemental Indenture, dated as of April 15, 2020, between Essential Utilities, Inc. and U.S. Bank N.A., as trustee.

4.4	Form of Global Note for the 2030 Notes (included in Exhibit 4.3).

4.5	Form of Global Note for the 2050 Notes (included in Exhibit 4.3).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Ballard Spahr LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL UTILITIES, INC.

Date: April 15, 2020	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel, and Secretary